UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 5, 2010

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Form 8-K Current Report filed on January 4, 2010, we, through, NNN Executive Center II and III 2003, LP, our indirect subsidiary, along with NNN Executive Center, LLC, an entity also managed by Grubb & Ellis Realty Investors, LLC, or our manager, and sixteen unaffiliated third party entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, which are collectively the borrower, or the Borrower, our manager and NNN Realty Advisors, Inc., or NNNRA, an affiliate of our manager, amended certain loan documents and related deeds of trust primarily to extend the maturity date of a $13,000,000 senior promissory note, dated December 28, 2005, as amended, or the Senior Note, and a $3,000,000 mezzanine promissory note, dated December 28, 2005, as amended, or the Mezzanine Note, with Bank of America, N.A., or the Lender, to January 31, 2010, which is secured by Executive II and III located in Dallas, Texas, or the Executive II and III property.

On February 5, 2010, the Borrower executed: (i) a Second Amendment to Loan Documents, or the Loan Amendment, with our manager, NNNRA and the Lender, effective as of January 31, 2010; (ii) an Amended and Restated Promissory Note, or the Amended Promissory Note, payable to the Lender, dated as of January 31, 2010; and (iii) a Third Modification to the Senior Deed of Trust, Security Agreement and Fixture Filing, or the Third Deed Modification, for the benefit of the Lender, effective as of January 31, 2010.

Loan Amendment

The material terms of the Loan Amendment provide for: (i) an extension of the maturity date of the loan from January 31, 2010 to January 15, 2011; (ii) an initial principal paydown to Lender of $800,0000; (iii) a new loan amount evidenced in the Amended Promissory Note of $14,380,873.20 as a result of increasing the outstanding balance of the Senior Note of $12,790,387 by the outstanding balance of the Mezzanine Note of $1,590,486, thereby replacing the Mezzanine Note and automatically terminating the Mezzanine Note and its related loan documents and deeming them null and void and of no force or effect; (iv) the required maintenance of a minimum debt service coverage of 1.00 pursuant to section 17 of the Amended Promissory Note, however, notwithstanding anything contrary set forth in the Amended Promissory Note, Lender covenants and agrees to forbear from exercising its rights and remedies for Borrower’s failure to achieve the minimum debt service coverage from January 31, 2010 through June 30, 2010. Lender also agrees to waive any failure by Borrower, during the period from June 30, 2009 through June 30, 2010 to maintain the minimum debt service coverage required by the Senior Note, as defined therein; (v) required estoppels and SNDAs; (vi) amendments and reaffirmations of the securities guaranty and NNNRA guaranty; (vii) Borrower’s payment of any lease termination fees to Lender; (viii) certain conditions precedent, including a new loan policy of title insurance in the new loan amount, Borrower’s immediate payment of $20,000 to Lender to be applied to the principal balance and Borrower’s payment of $145,000 to Lender as a non-refundable extension and modification fee; and (ix) customary representations and warranties.

Amended Promissory Note

The material terms of the Amended Promissory Note provide for: (i) a principal amount of $14,380,873.20 payable to Lender with a maturity date of January 15, 2011; (ii) an initial principal paydown of $800,000, which amount would be applied to the aggregate indebtedness; (iii) a fluctuating rate of interest per annum equal to the British Bankers Association, or BBA, LIBOR Daily Floating rate, as defined in the Amended Promissory Note, plus 450 basis points; (iii) a past due rate equal to the BBA LIBOR Daily Floating Rate plus 750 basis points if an amount payable by the Borrower is not paid when due; (iii) monthly interest payments and monthly principal payments of $50,000; (iv) payment of all quarterly Net Operating Income, as defined therein, to Lender not later than 15 days following the end of each calendar quarter; (v) payment of all unpaid principal balance and accrued interest on the maturity date; (vi) for any interest or principal payments not made within seven days after a payment is due, a late charge equal to three cents for each whole dollar overdue; (vii) prepayment of the principal balance in full at any time or in part from time to time, without fee, premium or penalty subject to certain conditions; (viii) a determination of an event of default for: the failure to pay any installment payment of principal or interest within five days after the due date, the failure to pay all outstanding principal and accrued interest in full on the maturity date, the occurrence of any event of default under the deed, the dissolution, insolvency, winding-up, death or legal incompetency, as applicable of any loan guarantor, the failure to deliver a debt service coverage certificate when due or the failure to meet the minimum debt service coverage, as defined therein, for any period; (ix) a remedy in the event of default, at Lender’s election, to declare the principal balance remaining and all unpaid accrued interest and any other amounts due thereunder immediately due and payable in full; (x) customary convents and waivers. The Amended Promissory Note is secured by deeds of trusts, as amended, including the Third Deed Modification, an assignment of leases and rents; a securities guaranty from our manager, a lockbox agreement, an environmental indemnity and payment guaranties from Anthony W. Thompson and NNNRA.

Third Deed Modification

The Amended Promissory Note is secured by the Third Deed Modification which amends that certain Deed of Trust, Security Agreement and Fixture Filing, dated as of December 28, 2005, as amended and defined therein. The material terms of the Third Deed Modification provide for: (i) an increase in the principal amount of the loan from $13,000,000 to $14,380,873.20, pursuant to the Amended Promissory Note; (ii) an extension of the loan maturity date from January 31, 2010 to January 15, 2011; and (iii) NNNRA as a guarantor, as defined therein.

The material terms of the Loan Amendment, Amended Promissory Note and Third Deed Modification are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

We, through NNN Executive Center II and III 2003, LP, own a 44.1% interest in the Executive Center II and III property. In addition, NNN Executive Center, LLC owns an 11.5% interest in the Executive Center II and III property.

Item 9.01 Financial Statements and Exhibits.

10.1 Second Amendment to Loan Documents between sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, NNN Executive Center, LLC, NNN Executive Center II and III 2003, LP, Grubb & Ellis Realty Investors, LLC, NNN Realty Advisors, Inc., NNN Executive Center, LLC, and Bank of America, N.A., dated as of January 31, 2010.

10.2 Amended and Restated Promissory Note by and between NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and NNN Executive Center II and III 2003, LP, payable to Bank of America, N.A., dated as of January 31, 2010.

10.3 Third Modification to Deed of Trust, Security Agreement and Fixture Filing by and between NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and NNN Executive Center II and III 2003, LP, for the benefit of Bank of America, N.A., dated as of January 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

February 11, 2010	By:	/s/ Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Loan Documents between sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, NNN Executive Center, LLC, NNN Executive Center II and III 2003, LP, Grubb & Ellis Realty Investors, LLC, NNN Realty Advisors, Inc., NNN Executive Center, LLC, and Bank of America, N.A., dated as of January 31, 2010
10.2	Amended and Restated Promissory Note by and between NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and NNN Executive Center II and III 2003, LP, payable to Bank of America, N.A., dated as of January 31, 2010
10.3	Third Modification to Deed of Trust, Security Agreement and Fixture Filing by and between NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and NNN Executive Center II and III 2003, LP, for the benefit of Bank of America, N.A., dated as of January 31, 2010